FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO
           SECTION 12(b) OR 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934


                          CONSECO STRATEGIC INCOME FUND
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




  Massachusetts                                   Application has been made
  ----------------------------------      -------------------------------------
  (State of incorporation or              (IRS Employer identification No.)
  organization)


  11825 North Pennsylvania Street   Carmel, Indiana           46032
--------------------------------------------------------------------------------
   (Address of principal executive offices)                  (Zip Code)



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

 Title of each class to be      Name of each exchange on which
 so registered                  each class is to be  registered
 -------------------------      -------------------------------

 Shares of beneficial interest,                  New York Stock Exchange
 par value $0.001 per share

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /X/

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /_/

Securities Act registration statement file number to which this form relates: 333-55809




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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

None


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The sections captioned "Description of Shares" and "Certain Provisions of the Declaration of Trust" in the Registrant's preliminary prospectus dated June 29, 1998 forming a part of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 (Nos. 333-55809 and 811-08795) (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") on June 29, 1998, is incorporated herein by reference.

ITEM 2. EXHIBITS.

No exhibits are required to be filed with the Commission or the New York Stock Exchange, Inc. pursuant to this filing.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



CONSECO STRATEGIC INCOME FUND
(Registrant)

      July 15, 1998


By:   /s/ Maxwell E. Bublitz
      ----------------------------------------
      Maxwell E. Bublitz,
      President